UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Annual Meeting of Stockholders PROPOSAL 1. To elect three Class I directors to hold office until our 2025 annual meeting of stockholders and until their respective successors are elected and qualified. 1.01 Kiva Allgood 1.02 Eric T. Olson 1.03 Benjamin G. Wolff 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. 3. To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

Sarcos Technology and Robotics Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39897	85-2838301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South 500 West, Suite 150
Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 927-7296

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Common Stock at an exercise price of $11.50 per share	STRCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Laura J. Peterson as Chief Executive Officer; Resignation of Kiva Allgood as Chief Executive Officer

Effective May 11, 2023, Kiva Allgood ceased to be President and Chief Executive Officer of Sarcos Technology and Robotics Corporation (the “Company”) and its subsidiaries (together, the “Company Group”) and ceased to be employed by the Company Group on May 12, 2023. Effective May 11, 2023, Laura J. Peterson, a member of the Company Group’s board of directors (the “Board”), was appointed as the Company’s Interim President and Chief Executive Officer. Effective May 15, 2023, Ms. Allgood resigned from her position as a member of the Board. Ms. Allgood’s separation from her service as President and Chief Executive Officer and resignation as a member of the Board is not the result of any disagreement with the Company Group regarding its operations, policies or practices.

Ms. Peterson, age 63, has served as a member of the Board since September 24, 2021. Ms. Peterson previously served as Vice President, China Business Development, for Boeing Commercial Airplanes, from 2012 to 2016. Prior to that, Ms. Peterson held a series of executive positions at Boeing in aircraft sales, international business development, global strategy, government relations and homeland security from 1994 to 2012. She served on the Executive Leadership Team of three Boeing Commercial Airplanes (BCA) CEOs, as well as on the Executive Leadership Teams of BCA Airplane Production and Supplier Management, BCA Strategy and Boeing International. Ms. Peterson has served on the board of directors of Air Transport Services Group, Inc. (Nasdaq:ATSG) since June 2018, and is a member of its audit committee and its nominating and governance committee. Ms. Peterson holds a B.S. in Industrial Engineering from Stanford University and an M.B.A. from The Wharton School at the University of Pennsylvania and is a Fellow of the Stanford Distinguished Careers Institute.

So long as Ms. Peterson is serving as Interim President and Chief Executive Officer, she will receive a base salary (initially $460,000 per year) and will be eligible to receive an annual bonus (initially with a target opportunity of 100% of Ms. Peterson’s annual base salary), which will be prorated for the first year of service in this capacity. During this service, Ms. Peterson will not receive compensation as a non-employee member of the Board.

A copy of the press release announcing the management change is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 12, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarcos Technology and Robotics Corporation

Date:	May 17, 2023	By:	/s/ Andrew Hamer
		Name:	Andrew Hamer
		Title:	Chief Financial Officer

Exhibit 99.1

Sarcos Announces Appointment of

Laura Peterson as Interim President and Chief Executive Officer

Former Boeing executive and current member of Sarcos board of directors brings decades of leadership experience as Company enters commercialization phase of its history

SALT LAKE CITY — May 12, 2023 — Sarcos Technology and Robotics Corporation (“Sarcos”) (NASDAQ: STRC and STRCW), a leader in the design, development, and manufacture of advanced robotic systems, solutions and software that redefine human possibilities, today announced the appointment of Laura Peterson as its interim president and chief executive officer, effective immediately. Peterson will replace outgoing president and CEO, Kiva Allgood. Sarcos thanks Ms. Allgood for her service and wishes her well in her new endeavors.

Peterson, who currently serves on the Sarcos Board of Directors, brings an extensive understanding of the strategic considerations and challenges associated with complex, technology-intensive global industries.  Her career and corporate board experience span multinational industrial, high-growth technology, and transportation sectors.

During her 22-year Boeing aerospace career, she held a series of executive positions and served on the Executive Leadership Team of three Boeing Commercial Airplanes (BCA) CEOs, as well as BCA Airplane Production and Supplier Management, BCA Strategy and Boeing International.  She was frequently tapped to lead on priority and emergent areas of high strategic and financial importance to the company. Her most recent role was Vice President, Business Development for China, Boeing’s largest commercial market.

Peterson is a member of the Board of Directors of Air Transport Services Group, Inc (NASDAQ: ATSG) and Accelya Group, a Vista Equity Partners SaaS portfolio company. Peterson holds a bachelor’s degree in industrial engineering from Stanford University and an MBA from The Wharton School at the University of Pennsylvania.

“It is an honor to work with the Sarcos team at this important time, as we transition from being primarily a research and development organization to manufacturing and commercializing our award-winning robotic systems. The market opportunity across numerous industries, including aviation, construction, shipyard, solar, subsea/underwater and others is enormous. We are well positioned to capitalize on the compelling opportunity to enable the industrial workforce of the future through robotics while helping to address the drastic labor shortages across industries, and simultaneously increasing worker safety.” said Peterson.

For more information on Sarcos, its leadership team, and its award-winning product portfolio, please visit www.sarcos.com.

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About Sarcos Technology and Robotics Corporation

Sarcos Technology and Robotics Corporation (NASDAQ: STRC and STRCW) designs, develops, and manufactures a broad range of advanced mobile robotic systems, solutions, and software that redefine human possibilities and are designed to enable the safest most productive workforce in the world. Sarcos robotic systems operate in challenging, unstructured, industrial environments and include teleoperated robotic systems, a powered robotic exoskeleton, and software solutions that enable task autonomy. For more information, please visit www.sarcos.com and connect with us on LinkedIn at www.linkedin.com/company/sarcos.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding transitions in management, the search for a new CEO, the role of the interim CEO with respect to Sarcos’ strategy, Sarcos’ product development and commercialization, market opportunities, target markets and customer demand. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “aim,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sarcos’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sarcos is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Sarcos has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Sarcos and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Sarcos with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Sarcos Media and Investor Contacts:

Media: mediarelations@sarcos.com

Investors: STRC@finprofiles.com